UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2007

GENESIS BIOVENTURES, INC.

(Exact name of registrant as specified in its charter)

New York	000-30252	98-0225226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10940 Wilshire Boulevard, Suite 600 Los Angeles, CA	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 443-4102

Copies of Communications to:

Stoecklein Law Group

4695 MacArthur Court, 11th Floor

Newport Beach, CA 92660

(949) 798-5541

Fax: (949) 258-5112

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accounts and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

On May 21, 2007, the Registrant notified its independent accountants, De Joya Griffith & Company, LLC of its intention to change independent accountants. On June 7, 2007, the Registrant sent its dismissal letter to its independent accountants, De Joya Griffith & Company, LLC, indicating its election to change to Jaspers & Hall, PC for the remaining quarters of 2007 continuing through the year ending December 31, 2007. This is a change in accountants recommended by the Registrant’s Executive Management and approved by the Registrant’s Board of Directors. De Joya Griffith & Company, LLC (formerly De Joya & Company) was engaged by the Registrant on May 12, 2005. During the most recent two fiscal years and during the portion of 2007 preceding the Board’s decision, neither the Registrant, nor anyone engaged on its behalf, has consulted with Jaspers & Hall, regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The audit reports issued by De Joya Griffith & Company, LLC with respect to the Registrant’s financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principals, except that De Joya Griffith & Company, LLC’s report contained an explanatory paragraph regarding substantial doubt about the Registrant’s ability to continue as a going concern. From May 12, 2005, through June 7, 2007, there were no disagreements between the Registrant and De Joya Griffith & Company, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of De Joya Griffith & Company, LLC would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by De Joya Griffith & Company, LLC, as the independent accountants of the Registrant.

Item 9.01 – Exhibits

(c) Exhibit.

Exhibit Number	Exhibit Title of Description
16	De Joya Griffith & Company, LLC letter, dated June 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS BIOVENTURES, INC.

By:/s/ Douglas Lane
Douglas C. Lane, Chief Executive Officer

Date: June 12, 2007